Financial Supplement

Fourth Quarter and Full Year 2022

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q22 Change								2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22			4Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,200	$2,177	$1,999	$1,645	$1,720	$23		1%	$480		28%	$8,021	$6,647	$1,374		21%
Noninterest expense	1,240	1,241	1,305	1,106	1,061	(1)		—	179		17	4,892	4,081	811		20
Profit before provision (benefit) for credit losses	960	936	694	539	659	24		3	301		46	3,129	2,566	563		22
Provision (benefit) for credit losses	132	123	216	3	(25)	9		7	157		NM	474	(411)	885		NM
NET INCOME	653	636	364	420	530	17		3	123		23	2,073	2,319	(246)		(11)
Net income, Underlying[1]	685	669	595	476	569	16		2	116		20	2,425	2,397	28		1
Net income available to common stockholders	621	611	332	396	498	10		2	123		25	1,960	2,206	(246)		(11)
Net income available to common stockholders, Underlying[1]	653	644	563	452	537	9		1	116		22	2,312	2,284	28		1
PER COMMON SHARE DATA
Basic earnings	$1.26	$1.23	$0.68	$0.94	$1.17	$0.03		2%	$0.09		8%	$4.12	$5.18	($1.06)		(20%)
Diluted earnings	1.25	1.23	0.67	0.93	1.17	0.02		2	0.08		7	4.10	5.16	(1.06)		(21)
Basic earnings, Underlying[1]	1.32	1.30	1.14	1.07	1.26	0.02		2	0.06		5	4.86	5.37	(0.51)		(9)
Diluted earnings, Underlying[1]	1.32	1.30	1.14	1.07	1.26	0.02		2	0.06		5	4.84	5.34	(0.50)		(9)
Cash dividends declared and paid per common share	0.42	0.42	0.39	0.39	0.39	—		—	0.03		8	1.62	1.56	0.06		4
Book value per common share	44.03	42.62	45.02	47.42	50.71	1.41		3	(6.68)		(13)	44.03	50.71	(6.68)		(13)
Tangible book value per common share	27.88	26.62	29.14	30.97	34.61	1.26		5	(6.73)		(19)	27.88	34.61	(6.73)		(19)
Dividend payout ratio	33%	34%	57%	41%	33%	(100)	bps		—	bps		39%	30%	900	bps
Dividend payout ratio, Underlying[1]	32	32	34	36	31	—	bps		100	bps		33	29	400	bps
COMMON SHARES OUTSTANDING
Average: Basic	493,293,981	495,651,083	491,497,026	422,401,747	424,697,880	(2,357,102)		—%	68,596,101		16%	475,959,815	425,669,451	50,290,365		12%
Diluted	495,478,398	497,477,501	493,296,114	424,670,871	426,868,106	(1,999,103)		—	68,610,292		16	477,803,142	427,435,818	50,367,325		12
Common shares at period-end	492,282,158	495,843,793	495,650,259	423,031,985	422,137,197	(3,561,635)		(1)	70,144,961		17	492,282,158	422,137,197	70,144,961		17
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FULL YEAR
						4Q22 Change								2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22			4Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.29%	3.24%	3.04%	2.75%	2.66%	5	bps		63	bps		3.10%	2.71%	39	bps
Net interest margin, FTE[1]	3.30	3.25	3.04	2.75	2.66	5			64			3.10	2.72	38
Return on average common equity	11.56	10.91	5.95	7.65	9.26	65			230			9.02	10.49	(147)
Return on average common equity, Underlying[2]	12.15	11.52	10.06	8.75	9.97	63			218			10.64	10.86	(22)
Return on average tangible common equity	18.46	16.96	9.13	11.36	13.57	150			489			13.91	15.44	(153)
Return on average tangible common equity, Underlying[2]	19.40	17.91	15.45	12.99	14.61	149			479			16.41	15.98	43
Return on average total assets	1.15	1.12	0.66	0.90	1.12	3			3			0.96	1.25	(29)
Return on average total assets, Underlying[2]	1.21	1.18	1.08	1.03	1.20	3			1			1.13	1.30	(17)
Return on average total tangible assets	1.19	1.16	0.69	0.94	1.17	3			2			1.00	1.30	(30)
Return on average total tangible assets, Underlying[2]	1.25	1.22	1.12	1.06	1.25	3			—			1.17	1.34	(17)
Effective income tax rate	21.16	21.80	23.77	21.70	22.40	(64)			(124)			21.93	22.10	(17)
Effective income tax rate, Underlying[2]	21.37	22.00	23.69	21.70	22.61	(63)			(124)			22.19	22.21	(2)
Efficiency ratio	56.36	57.02	65.27	67.23	61.68	(66)			(532)			60.99	61.40	(41)
Efficiency ratio, Underlying[2]	54.42	54.90	58.16	64.28	58.71	(48)			(429)			57.51	59.82	(231)
Noninterest income as a % of total revenue	22.92	23.54	24.72	30.26	34.50	(62)			(1,158)			25.04	32.11	(707)
Noninterest income as a % of total revenue, Underlying[2]	22.92	23.54	25.88	30.26	34.50	(62)			(1,158)			25.33	32.11	(678)
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.0%	9.8%	9.6%	9.7%	9.9%
Tier 1 capital ratio	11.1	10.9	10.6	10.9	11.1
Total capital ratio	12.8	12.6	12.3	12.5	12.7
Tier 1 leverage ratio	9.3	9.2	9.3	9.6	9.7
Tangible common equity ratio	6.3	6.1	6.6	7.1	8.1
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	86.69%	87.44%	87.28%	82.70%	83.03%	(75)	bps		366	bps		86.69%	83.03%	366	bps
Loan-to-deposit ratio (average balances)	87.74	88.32	87.24	83.28	81.83	(58)	bps		591	bps		86.77	82.10	467	bps
Full-time equivalent colleagues (period-end)	18,889	19,235	19,583	17,843	17,463	(346)		(2)	1,426		8	18,889	17,463	1,426		8
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q22 Change						2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22		4Q21		2022	2021	2021
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,893	$1,657	$1,370	$1,048	$1,056	$236	14%	$837	79%	$5,968	$4,253	$1,715	40%
Interest and fees on loans held for sale	16	18	17	16	19	(2)	(11)	(3)	(16)	67	82	(15)	(18)
Interest and fees on other loans held for sale	10	15	25	7	4	(5)	(33)	6	150	57	13	44	NM
Investment securities	258	243	201	138	119	15	6	139	117	840	487	353	72
Interest-bearing deposits in banks	75	36	13	4	4	39	108	71	NM	128	16	112	NM
Total interest income	2,252	1,969	1,626	1,213	1,202	283	14	1,050	87	7,060	4,851	2,209	46
INTEREST EXPENSE
Deposits	396	176	54	25	33	220	125	363	NM	651	160	491	NM
Short-term borrowed funds	2	11	10	—	1	(9)	(82)	1	100	23	1	22	NM
Long-term borrowed funds	159	117	57	41	42	42	36	117	NM	374	178	196	110
Total interest expense	557	304	121	66	76	253	83	481	NM	1,048	339	709	209
Net interest income	1,695	1,665	1,505	1,147	1,126	30	2	569	51	6,012	4,512	1,500	33
NONINTEREST INCOME
Service charges and fees	105	109	108	98	100	(4)	(4)	5	5	420	409	11	3
Capital markets fees	98	89	88	93	184	9	10	(86)	(47)	368	428	(60)	(14)
Card fees	71	71	71	60	65	—	—	6	9	273	250	23	9
Mortgage banking fees	54	66	72	69	76	(12)	(18)	(22)	(29)	261	434	(173)	(40)
Trust and investment services fees	61	61	66	61	60	—	—	1	2	249	239	10	4
Foreign exchange and derivative products	35	42	60	51	35	(7)	(17)	—	—	188	120	68	57
Letter of credit and loan fees	41	40	40	38	41	1	3	—	—	159	156	3	2
Securities gains, net	4	—	1	4	1	4	100	3	NM	9	10	(1)	(10)
Other income	36	34	(12)	24	32	2	6	4	13	82	89	(7)	(8)
Total noninterest income	505	512	494	498	594	(7)	(1)	(89)	(15)	2,009	2,135	(126)	(6)
TOTAL REVENUE	2,200	2,177	1,999	1,645	1,720	23	1	480	28	8,021	6,647	1,374	21
Provision (benefit) for credit losses	132	123	216	3	(25)	9	7	157	NM	474	(411)	885	NM
NONINTEREST EXPENSE
Salaries and employee benefits	633	639	683	594	551	(6)	(1)	82	15	2,549	2,132	417	20
Outside services	170	172	189	169	175	(2)	(1)	(5)	(3)	700	595	105	18
Equipment and software	170	159	169	150	146	11	7	24	16	648	610	38	6
Occupancy	110	106	111	83	86	4	4	24	28	410	333	77	23
Other operating expense	157	165	153	110	103	(8)	(5)	54	52	585	411	174	42
Total noninterest expense	1,240	1,241	1,305	1,106	1,061	(1)	—	179	17	4,892	4,081	811	20
Income before income tax expense	828	813	478	536	684	15	2	144	21	2,655	2,977	(322)	(11)
Income tax expense	175	177	114	116	154	(2)	(1)	21	14	582	658	(76)	(12)
Net income	$653	$636	$364	$420	$530	$17	3%	$123	23%	$2,073	$2,319	($246)	(11%)
Net income, Underlying[1]	$685	$669	$595	$476	$569	$16	2%	$116	20%	$2,425	$2,397	$28	1%
Net income available to common stockholders	$621	$611	$332	$396	$498	$10	2%	$123	25%	$1,960	$2,206	($246)	(11%)
Net income available to common stockholders, Underlying[1]	$653	$644	$563	$452	$537	$9	1%	$116	22%	$2,312	$2,284	$28	1%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2022 CHANGE
	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	September 30, 2022		December 31, 2021
						$	%	$	%
ASSETS
Cash and due from banks	$1,489	$1,235	$1,456	$1,223	$1,155	$254	21%	$334	29%
Interest-bearing cash and due from banks	9,058	6,925	5,058	8,713	8,003	2,133	31	1,055	13
Interest-bearing deposits in banks	303	261	469	685	316	42	16	(13)	(4)
Debt securities available for sale, at fair value	24,007	23,478	24,961	25,319	26,067	529	2	(2,060)	(8)
Debt securities held to maturity	9,834	10,071	9,567	2,056	2,242	(237)	(2)	7,592	NM
Loans held for sale, at fair value	774	1,048	1,377	1,717	2,733	(274)	(26)	(1,959)	(72)
Other loans held for sale	208	914	2,078	99	735	(706)	(77)	(527)	(72)
Loans and leases	156,662	156,140	156,172	131,305	128,163	522	—	28,499	22
Less: Allowance for loan and lease losses	(1,983)	(1,980)	(1,964)	(1,720)	(1,758)	(3)	—	(225)	13
Net loans and leases	154,679	154,160	154,208	129,585	126,405	519	—	28,274	22
Derivative assets	842	1,352	1,669	1,675	1,216	(510)	(38)	(374)	(31)
Premises and equipment	844	827	885	793	768	17	2	76	10
Bank-owned life insurance	3,236	3,222	3,207	2,960	2,843	14	—	393	14
Goodwill	8,173	8,160	8,081	7,232	7,116	13	—	1,057	15
Other intangible assets	197	199	211	115	64	(2)	(1)	133	208
Other assets	13,089	12,832	13,485	9,925	8,746	257	2	4,343	50
TOTAL ASSETS	$226,733	$224,684	$226,712	$192,097	$188,409	$2,049	1%	$38,324	20%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$49,283	$51,888	$54,169	$50,113	$49,443	($2,605)	(5%)	($160)	—%
Interest-bearing	131,441	126,678	124,756	108,663	104,918	4,763	4	26,523	25
Total deposits	180,724	178,566	178,925	158,776	154,361	2,158	1	26,363	17
Short-term borrowed funds	3	263	3,763	25	74	(260)	(99)	(71)	(96)
Derivative liabilities	1,909	2,227	1,004	635	197	(318)	(14)	1,712	NM
Long-term borrowed funds:
FHLB advances	8,519	9,519	8,269	20	19	(1,000)	(11)	8,500	NM
Senior debt	5,555	4,954	4,176	4,290	5,326	601	12	229	4
Subordinated debt and other debt	1,813	1,813	1,995	1,584	1,587	—	—	226	14
Total long-term borrowed funds	15,887	16,286	14,440	5,894	6,932	(399)	(2)	8,955	129
Other liabilities	4,520	4,196	4,252	4,693	3,425	324	8	1,095	32
TOTAL LIABILITIES	203,043	201,538	202,384	170,023	164,989	1,505	1	38,054	23
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,142	22,121	22,100	19,021	19,005	21	—	3,137	17
Retained earnings	9,159	8,748	8,346	8,209	7,978	411	5	1,181	15
Treasury stock, at cost	(5,071)	(4,920)	(4,920)	(4,918)	(4,918)	(151)	(3)	(153)	(3)
Accumulated other comprehensive income (loss)	(4,560)	(4,823)	(3,218)	(2,258)	(665)	263	5	(3,895)	NM
TOTAL STOCKHOLDERS' EQUITY	23,690	23,146	24,328	22,074	23,420	544	2	270	1
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$226,733	$224,684	$226,712	$192,097	$188,409	$2,049	1%	$38,324	20%
Memo: Total tangible common equity	$13,728	$13,197	$14,444	$13,100	$14,609	$531	4%	($881)	(6%)

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2022 CHANGE
	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2022		December 31, 2021
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$51,836	$50,989	$51,801	$45,724	$44,500	$847	2%	$7,336	16%
Commercial real estate	28,865	28,681	28,070	14,268	14,264	184	1	14,601	102
Leases	1,479	1,444	1,574	1,529	1,586	35	2	(107)	(7)
Total commercial	82,180	81,114	81,445	61,521	60,350	1,066	1	21,830	36
Residential mortgages	29,921	29,548	29,088	24,211	22,822	373	1	7,099	31
Home equity	14,043	13,684	13,122	12,264	12,015	359	3	2,028	17
Automobile	12,292	13,155	13,868	14,439	14,549	(863)	(7)	(2,257)	(16)
Education	12,808	13,094	13,141	13,306	12,997	(286)	(2)	(189)	(1)
Other retail	5,418	5,545	5,508	5,564	5,430	(127)	(2)	(12)	—
Total retail	74,482	75,026	74,727	69,784	67,813	(544)	(1)	6,669	10
Total loans and leases	$156,662	$156,140	$156,172	$131,305	$128,163	$522	—%	$28,499	22%
Loans held for sale, at fair value	774	1,048	1,377	1,717	2,733	(274)	(26)	(1,959)	(72)
Other loans held for sale	208	914	2,078	99	735	(706)	(77)	(527)	(72)
Loans and leases and loans held for sale	$157,644	$158,102	$159,627	$133,121	$131,631	($458)	—%	$26,013	20%

DEPOSITS
Demand	$49,283	$51,888	$54,169	$50,113	$49,443	($2,605)	(5%)	($160)	—%
Money market	49,905	49,081	48,063	45,342	47,216	824	2	2,689	6
Checking with interest	39,721	38,040	39,611	32,417	30,409	1,681	4	9,312	31
Regular savings	29,805	29,882	27,959	26,104	22,030	(77)	—	7,775	35
Term	12,010	9,675	9,123	4,800	5,263	2,335	24	6,747	128
Total deposits	$180,724	$178,566	$178,925	$158,776	$154,361	$2,158	1%	$26,363	17%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS									4Q22 Change
	4Q22			3Q22			4Q21			3Q22			4Q21
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$6,915	$75	4.22%	$5,203	$36	2.78%	$11,152	$4	0.15%	$1,712	$39	144 bps	($4,237)	$71	407 bps
Taxable investment securities	38,770	258	2.66	38,507	243	2.50	28,191	119	1.68	263	15	16	10,579	139	98
Non-taxable investment securities	2	—	2.39	3	—	1.88	2	—	2.60	(1)	—	51	—	—	(21)
Total investment securities	38,772	258	2.66	38,510	243	2.50	28,193	119	1.68	262	15	16	10,579	139	98
Commercial and industrial	52,311	652	4.89	52,130	544	4.08	43,070	345	3.12	181	108	81	9,241	307	177
Commercial real estate	28,735	382	5.19	28,388	311	4.29	14,261	95	2.61	347	71	90	14,474	287	258
Leases	1,422	12	3.25	1,529	13	3.35	1,569	12	3.00	(107)	(1)	(10)	(147)	—	25
Total commercial	82,468	1,046	4.97	82,047	868	4.14	58,900	452	2.99	421	178	83	23,568	594	198
Residential mortgages	29,677	246	3.32	29,327	240	3.27	22,047	154	2.81	350	6	5	7,630	92	51
Home equity	13,869	204	5.84	13,400	156	4.62	11,948	91	3.02	469	48	122	1,921	113	282
Automobile	12,692	125	3.90	13,540	128	3.74	13,976	130	3.67	(848)	(3)	16	(1,284)	(5)	23
Education	12,929	148	4.54	13,081	144	4.37	12,885	133	4.09	(152)	4	17	44	15	45
Other retail	5,464	124	9.02	5,484	121	8.71	5,453	96	7.07	(20)	3	31	11	28	195
Total retail	74,631	847	4.52	74,832	789	4.19	66,309	604	3.63	(201)	58	33	8,322	243	89
Total loans and leases	157,099	1,893	4.75	156,879	1,657	4.17	125,209	1,056	3.33	220	236	58	31,890	837	142
Loans held for sale, at fair value	1,179	16	5.32	1,600	18	4.37	3,133	19	2.44	(421)	(2)	95	(1,954)	(3)	288
Other loans held for sale	557	10	6.70	1,385	15	4.36	321	4	4.85	(828)	(5)	234	236	6	185
Total interest-earning assets	204,522	2,252	4.35	203,577	1,969	3.82	168,008	1,202	2.83	945	283	53	36,514	1,050	152
Noninterest-earning assets	20,448			21,896			19,220			(1,448)			1,228
TOTAL ASSETS	$224,970			$225,473			$187,228			($503)			$37,742
INTEREST-BEARING LIABILITIES
Checking with interest	$36,952	77	0.82	$38,297	45	0.46	$28,075	6	0.09	($1,345)	32	36	$8,877	$71	73
Money market	50,228	208	1.65	47,374	77	0.64	48,512	17	0.14	2,854	131	101	1,716	191	151
Regular savings	29,780	58	0.78	28,741	28	0.38	21,575	4	0.09	1,039	30	40	8,205	54	69
Term	11,378	53	1.83	9,913	26	1.10	5,636	6	0.33	1,465	27	73	5,742	47	150
Total interest-bearing deposits	128,338	396	1.23	124,325	176	0.56	103,798	33	0.13	4,013	220	67	24,540	363	110
Short-term borrowed funds	262	2	3.83	2,043	11	2.09	24	1	5.15	(1,781)	(9)	174	238	1	(132)
FHLB advances	8,818	82	3.67	9,226	55	2.33	18	—	0.85	(408)	27	134	8,800	82	282
Senior debt	5,397	55	4.05	4,633	39	3.37	5,338	25	1.87	764	16	68	59	30	218
Subordinated debt and other debt	1,812	22	4.59	1,988	23	4.52	1,587	17	4.35	(176)	(1)	7	225	5	24
Total long-term borrowed funds	16,027	159	3.91	15,847	117	2.91	6,943	42	2.43	180	42	100	9,084	117	148
Total borrowed funds	16,289	161	3.90	17,890	128	2.81	6,967	43	2.44	(1,601)	33	109	9,322	118	146
Total interest-bearing liabilities	144,627	557	1.53	142,215	304	0.85	110,765	76	0.27	2,412	253	68	33,862	481	126
Demand deposits	50,706			53,293			49,206			(2,587)			1,500
Other noninterest-bearing liabilities	6,347			5,705			3,924			642			2,423
TOTAL LIABILITIES	201,680			201,213			163,895			467			37,785
STOCKHOLDERS' EQUITY	23,290			24,260			23,333			(970)			(43)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$224,970			$225,473			$187,228			($503)			$37,742
INTEREST RATE SPREAD			2.82%			2.97%			2.56%			(15)			26
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,695	3.29%		$1,665	3.24%		$1,126	2.66%		$30	5		$569	63
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,699	3.30%		$1,668	3.25%		$1,128	2.66%		$31	5		$571	64
Memo: Total deposits (interest-bearing and demand)	$179,044	$396	0.88%	$177,618	$176	0.39%	$153,004	$33	0.09%	$1,426	$220	49 bps	$26,040	$363	79 bps

1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	FULL YEAR						2022 Change
	2022			2021			2021
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$6,195	$128	2.04%	$11,762	$16	0.13%	($5,567)	$112	191	bps
Taxable investment securities	35,639	840	2.35	27,574	487	1.76	8,065	353	59
Non-taxable investment securities	3	—	2.33	3	—	2.60	—	—	(27)
Total investment securities	35,642	840	2.35	27,577	487	1.76	8,065	353	59
Commercial and industrial	50,002	1,942	3.83	43,512	1,399	3.17	6,490	543	66
Commercial real estate	24,746	1,026	4.09	14,515	380	2.58	10,231	646	151
Leases	1,521	46	3.00	1,742	49	2.79	(221)	(3)	21
Total commercial	76,269	3,014	3.90	59,769	1,828	3.02	16,500	1,186	88
Residential mortgages	27,759	876	3.16	20,636	613	2.97	7,123	263	19
Home equity	13,057	555	4.25	11,901	370	3.11	1,156	185	114
Automobile	13,729	507	3.69	12,972	506	3.90	757	1	(21)
Education	13,047	560	4.29	12,666	536	4.23	381	24	6
Other retail	5,483	456	8.31	5,607	400	7.15	(124)	56	116
Total retail	73,075	2,954	4.04	63,782	2,425	3.80	9,293	529	24
Total loans and leases	149,344	5,968	3.97	123,551	4,253	3.42	25,793	1,715	55
Loans held for sale, at fair value	1,767	67	3.77	3,359	82	2.45	(1,592)	(15)	132
Other loans held for sale	1,188	57	4.71	262	13	4.87	926	44	(16)
Total interest-earning assets	194,136	7,060	3.61	166,511	4,851	2.90	27,625	2,209	71
Noninterest-earning assets	20,925			18,595			2,330
TOTAL ASSETS	$215,061			$185,106			$29,955
INTEREST-BEARING LIABILITIES
Checking with interest	$36,127	142	0.39	$27,365	24	0.09	$8,762	118	30
Money market	48,410	320	0.66	49,148	78	0.16	(738)	242	50
Regular savings	27,524	100	0.37	20,276	19	0.10	7,248	81	27
Term	8,330	89	1.07	6,802	39	0.58	1,528	50	49
Total interest-bearing deposits	120,391	651	0.54	103,591	160	0.15	16,800	491	39
Short-term borrowed funds	1,584	23	1.47	66	1	1.13	1,518	22	34
FHLB advances	5,659	149	2.60	18	—	0.89	5,641	149	171
Senior debt	4,631	144	3.11	5,810	110	1.89	(1,179)	34	122
Subordinated debt and other debt	1,788	81	4.44	1,584	68	4.27	204	13	17
Total long-term borrowed funds	12,078	374	3.07	7,412	178	2.39	4,666	196	68
Total borrowed funds	13,662	397	2.88	7,478	179	2.38	6,184	218	50
Total interest-bearing liabilities	134,053	1,048	0.78	111,069	339	0.30	22,984	709	48
Demand deposits	51,717			46,898			4,819
Other noninterest-bearing liabilities	5,553			4,105			1,448
TOTAL LIABILITIES	191,323			162,072			29,251
STOCKHOLDERS' EQUITY	23,738			23,034			704
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$215,061			$185,106			$29,955
INTEREST RATE SPREAD			2.83%			2.60%			23
NET INTEREST MARGIN AND NET INTEREST INCOME		$6,012	3.10%		$4,512	2.71%		$1,500	39
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$6,023	3.10%		$4,521	2.72%		$1,502	38
Memo: Total deposits (interest-bearing and demand)	$172,108	$651	0.38%	$150,489	$160	0.11%	$21,619	$491	27	bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

QUARTERLY TRENDS	FULL YEAR
4Q22 Change	2022 Change
4Q22	3Q22	2Q22	1Q22	4Q21	3Q22	4Q21	2022	2021	2021
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$12	$19	$22	$31	$60	($7)	(37%)	($48)	(80%)	$84	$384	($300)	(78%)
Mortgage servicing revenue	40	40	39	28	14	—	—	26	186	147	36	111	NM
MSR valuation changes, net of hedge impact	2	7	11	10	2	(5)	(71)	—	—	30	14	16	114
Total mortgage banking fees	$54	$66	$72	$69	$76	($12)	(18%)	($22)	(29%)	$261	$434	($173)	(40%)

Pull-through adjusted locks	$1,665	$2,979	$3,833	$4,936	$5,785	($1,314)	(44%)	($4,120)	(71%)	$13,413	$30,060	($16,647)	(55%)

Production revenue as a percentage of Pull-through adjusted locks	0.72%	0.64%	0.57%	0.63%	1.05%	8	bps	(33)	bps	0.63%	1.27%	(64)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,103	$1,799	$2,774	$3,275	$3,794	($696)	(39%)	($2,691)	(71%)	$8,951	$15,054	($6,103)	(41%)
Third Party	1,652	2,642	3,624	4,101	6,084	(990)	(37)	(4,432)	(73)	12,019	27,674	(15,655)	(57)
Total	$2,755	$4,441	$6,398	$7,376	$9,878	($1,686)	(38%)	(7,123)	(72%)	$20,970	$42,728	($21,758)	(51%)

Originated for sale	$2,044	$3,212	$4,296	$5,521	$7,814	($1,168)	(36%)	($5,770)	(74%)	$15,073	$35,579	($20,506)	(58%)
Originated for investment	711	1,229	2,102	1,855	2,064	(518)	(42)	(1,353)	(66)	5,897	7,149	(1,252)	(18)
Total	$2,755	$4,441	$6,398	$7,376	$9,878	($1,686)	(38%)	($7,123)	(72%)	$20,970	$42,728	($21,758)	(51%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$96,698	$96,415	$95,489	$92,804	$90,189	$283	—%	$6,509	7%	$96,698	$90,189	$6,509	7%
Owned loans serviced	30,135	30,081	29,893	25,283	24,855	54	—	5,280	21	30,135	24,855	5,280	21
Total	$126,833	$126,496	$125,382	$118,087	$115,044	$337	—%	$11,789	10%	$126,833	$115,044	$11,789	10%

MSR at fair value	$1,530	$1,524	$1,411	$1,241	$1,029	$6	—%	$501	49%	$1,530	$1,029	$501	49%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING						4Q22 Change								2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22			4Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$1,106	$1,085	$995	$857	$883	$21		2%	$223		25%	$4,043	$3,562	$481		14%
Noninterest income	256	270	280	257	274	(14)		(5)	(18)		(7)	1,063	1,223	(160)		(13)
Total revenue	1,362	1,355	1,275	1,114	1,157	7		1	205		18	5,106	4,785	321		7
Noninterest expense	863	863	881	784	737	—		—	126		17	3,391	2,987	404		14
Profit before provision (benefit) for credit losses	499	492	394	330	420	7		1	79		19	1,715	1,798	(83)		(5)
Net charge-offs	76	62	39	49	46	14		23	30		65	226	185	41		22
Income before income tax expense	423	430	355	281	374	(7)		(2)	49		13	1,489	1,613	(124)		(8)
Income tax expense	108	111	90	72	95	(3)		(3)	13		14	381	410	(29)		(7)
Net income	$315	$319	$265	$209	$279	($4)		(1%)	$36		13%	$1,108	$1,203	($95)		(8%)
AVERAGE BALANCES
Total assets	$88,440	$89,560	$88,881	$77,551	$76,077	($1,120)		(1%)	$12,363		16%	$86,147	$75,509	$10,638		14%
Total loans and leases[2]	82,302	83,373	83,248	73,233	71,925	(1,071)		(1)	10,377		14	80,572	71,126	9,446		13
Deposits	117,164	117,448	118,482	104,663	101,642	(284)		—	15,522		15	114,482	100,195	14,287		14
Interest-earning assets	83,021	84,122	84,026	74,052	72,796	(1,101)		(1)	10,225		14	81,338	72,034	9,304		13
KEY METRICS
Net interest margin	5.28%	5.12%	4.75%	4.69%	4.82%	16	bps		46	bps		4.97%	4.95%	2	bps
Efficiency ratio	63.38	63.76	69.06	70.38	63.68	(38)	bps		(30)	bps		66.42	62.42	400	bps
Loan-to-deposit ratio (period-end balances)	68.55	67.38	69.04	66.23	68.32	117	bps		23	bps		68.55	68.32	23	bps
Loan-to-deposit ratio (average balances)	69.38	69.63	68.60	68.04	67.97	(25)	bps		141	bps		68.94	67.84	110	bps
Return on average total tangible assets	1.42	1.43	1.20	1.10	1.46	(1)	bps		(4)	bps		1.29	1.60	(31)	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING						4Q22 Change								2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22			4Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$594	$559	$534	$416	$438	$35		6%	$156		36%	$2,103	$1,706	$397		23%
Noninterest income	198	213	221	213	293	(15)		(7)	(95)		(32)	845	809	36		4
Total revenue	792	772	755	629	731	20		3	61		8	2,948	2,515	433		17
Noninterest expense	318	325	308	272	294	(7)		(2)	24		8	1,223	973	250		26
Profit before provision (benefit) for credit losses	474	447	447	357	437	27		6	37		8	1,725	1,542	183		12
Net charge-offs	12	12	10	12	6	—		—	6		100	46	156	(110)		(71)
Income before income tax expense	462	435	437	345	431	27		6	31		7	1,679	1,386	293		21
Income tax expense	104	101	96	74	95	3		3	9		9	375	300	75		25
Net income	$358	$334	$341	$271	$336	$24		7%	$22		7%	$1,304	$1,086	$218		20%
AVERAGE BALANCES
Total assets	$79,591	$80,067	$78,638	$61,118	$58,501	($476)		(1%)	$21,090		36%	$74,919	$57,617	$17,302		30%
Total loans and leases[2]	75,773	75,767	74,172	58,007	55,550	6		—	20,223		36	70,992	54,734	16,258		30
Deposits	52,303	51,095	51,575	44,520	45,475	1,208		2	6,828		15	49,898	44,747	5,151		12
Interest-earning assets	76,097	76,025	74,422	58,312	55,891	72		—	20,206		36	71,276	55,096	16,180		29
KEY METRICS
Net interest margin	3.10%	2.91%	2.88%	2.89%	3.11%	19	bps		(1)	bps		2.95%	3.10%	(15)	bps
Efficiency ratio	40.18	42.04	40.78	43.32	40.16	(186)	bps		2	bps		41.50	38.68	282	bps
Loan-to-deposit ratio (period-end balances)	141.44	142.25	142.31	132.70	125.31	(81)	bps		1,613	bps		141.44	125.31	1,613	bps
Loan-to-deposit ratio (average balances)	143.49	145.57	139.31	128.49	120.81	(208)	bps		2,268	bps		139.65	121.28	1,837	bps
Return on average total tangible assets	1.80	1.68	1.75	1.81	2.28	12	bps		(48)	bps		1.76	1.89	(13)	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q22 Change						2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22		4Q21		2022	2021	2021
						$	%	$	%			$	%
Net interest income[2]	($5)	$21	($24)	($126)	($195)	($26)	NM	$190	97%	($134)	($756)	$622	82%
Noninterest income	51	29	(7)	28	27	22	76	24	89	101	103	(2)	(2)
Total revenue	46	50	(31)	(98)	(168)	(4)	(8)	214	NM	(33)	(653)	620	95
Noninterest expense	59	53	116	50	30	6	11	29	97	278	121	157	130
Loss before provision (benefit) for credit losses	(13)	(3)	(147)	(148)	(198)	(10)	NM	185	93	(311)	(774)	463	60
Provision (benefit) for credit losses	44	49	167	(58)	(77)	(5)	(10)	121	NM	202	(752)	954	NM
Loss before income tax benefit	(57)	(52)	(314)	(90)	(121)	(5)	(10)	64	53	(513)	(22)	(491)	NM
Income tax benefit	(37)	(35)	(72)	(30)	(36)	(2)	(6)	(1)	(3)	(174)	(52)	(122)	(235)
Net (loss) income	($20)	($17)	($242)	($60)	($85)	($3)	(18%)	$65	76	($339)	$30	($369)	NM
AVERAGE BALANCES
Total assets	$56,939	$55,846	$53,448	$49,648	$52,650	$1,093	2%	$4,289	8%	$54,028	$51,980	$2,048	4%
Total loans and leases[3]	760	724	724	735	1,188	36	5	(428)	(36)	735	1,312	(577)	(44)
Deposits	9,577	9,075	6,305	5,900	5,887	502	6	3,690	63	7,728	5,547	2,181	39
Interest-earning assets	45,405	43,428	40,228	36,913	39,322	1,977	5	6,083	15	41,521	39,381	2,140	5
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
3Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					DECEMBER 31, 2022 CHANGE
	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2022			December 31, 2021
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$249	$234	$202	$200	$171	$15		6%	$78		46%
Commercial real estate	103	37	37	11	11	66		178	92		NM
Leases	—	—	—	1	1	—		—	(1)		(100)
Total commercial	352	271	239	212	183	81		30	169		92
Residential mortgages[1]	234	236	253	243	201	(2)		(1)	33		16
Home equity	241	235	240	239	220	6		3	21		10
Automobile	56	52	50	52	55	4		8	1		2
Education	33	33	31	23	23	—		—	10		43
Other retail	28	25	26	20	20	3		12	8		40
Total retail	592	581	600	577	519	11		2	73		14
Nonaccrual loans and leases	944	852	839	789	702	92		11	242		34
Repossessed assets	16	16	15	15	22	—		—	(6)		(27)
Nonaccrual loans and leases and repossessed assets	$960	$868	$854	$804	$724	$92		11%	$236		33%
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$352	$271	$239	$212	$183	$81		30%	$169		92%
Retail	608	597	615	592	541	11		2	67		12
Total nonaccrual loans and leases	$960	$868	$854	$804	$724	$92		11%	$236		33%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.27%	1.27%	1.26%	1.31%	1.37%	—	bps		(10)	bps
Allowance for credit losses to loans and leases	1.43	1.41	1.37	1.43	1.51	2			(8)
Allowance for loan and lease losses to nonaccrual loans and leases	210.07	232.28	234.19	217.99	250.63	(2,221)			(4,056)
Allowance for credit losses to nonaccrual loans and leases	237.32	257.65	256.04	238.03	275.72	(2,033)			(3,840)
Nonaccrual loans and leases to loans and leases	0.60	0.55	0.54	0.60	0.55	5			5
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					DECEMBER 31, 2022 CHANGE
	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2022		December 31, 2021
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$21	$13	$39	$13	$9	$8	62%	$12	133%
Commercial real estate	1	2	33	—	—	(1)	(50)	1	100
Leases	—	—	—	5	—	—	—	—	—
Total commercial	22	15	72	18	9	7	47	13	144
Residential mortgages[1]	319	425	623	792	549	(106)	(25)	(230)	(42)
Education	4	4	3	2	1	—	—	3	NM
Other retail	22	18	14	14	16	4	22	6	38
Total retail	345	447	640	808	566	(102)	(23)	(221)	(39)
Total loans and leases	$367	$462	$712	$826	$575	($95)	(21%)	($208)	(36%)

1 90+ days past due and accruing includes $316 million, $425 million, $623 million, $792 million, and $544 million of loans fully or partially guaranteed by the FHA, VA, and USDA for December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q22 Change						2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22		4Q21		2022	2021	2021
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$21	$20	$13	$14	$14	$1	5%	$7	50	$68	$138	($70)	(51%)
Commercial real estate	—	2	—	—	—	(2)	(100)	—	—	2	58	(56)	(97)
Leases	—	—	—	—	8	—	—	(8)	(100)	—	22	(22)	(100)
Total commercial	21	22	13	14	22	(1)	(5)	(1)	(5)	70	218	(148)	(68)
Residential mortgages	1	1	1	2	1	—	—	—	—	5	4	1	25
Home equity	2	3	2	2	—	(1)	(33)	2	100	9	10	(1)	(10)
Automobile	27	24	21	21	18	3	13	9	50	93	72	21	29
Education	24	18	16	20	21	6	33	3	14	78	70	8	11
Other retail	51	48	38	42	38	3	6	13	34	179	165	14	8
Total retail	105	94	78	87	78	11	12	27	35	364	321	43	13
Total gross charge-offs	$126	$116	$91	$101	$100	$10	9%	$26	26%	$434	$539	($105)	(19%)
GROSS RECOVERIES
Commercial and industrial	$5	$6	$3	$3	$5	($1)	(17%)	$—	—%	$17	$14	$3	21%
Commercial real estate	—	1	—	—	9	(1)	(100)	(9)	(100)	1	36	(35)	(97)
Leases	—	—	—	—	3	—	—	(3)	(100)	—	4	(4)	(100)
Total commercial	5	7	3	3	17	(2)	(29)	(12)	(71)	18	54	(36)	(67)
Residential mortgages	1	1	2	2	2	—	—	(1)	(50)	6	7	(1)	(14)
Home equity	6	9	11	11	13	(3)	(33)	(7)	(54)	37	52	(15)	(29)
Automobile	14	13	15	15	13	1	8	1	8	57	56	1	2
Education	5	5	5	4	4	—	—	1	25	19	20	(1)	(5)
Other retail	7	7	6	7	6	—	—	1	17	27	25	2	8
Total retail	33	35	39	39	38	(2)	(6)	(5)	(13)	146	160	(14)	(9)
Total gross recoveries	$38	$42	$42	$42	$55	($4)	(10%)	($17)	(31%)	$164	$214	($50)	(23%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$16	$14	$10	$11	$9	$2	14%	$7	78	$51	$124	($73)	(59)
Commercial real estate	—	1	—	—	(9)	(1)	(100)	9	100	1	22	(21)	(95)
Leases	—	—	—	—	5	—	—	(5)	(100)	—	18	(18)	(100)
Total commercial	16	15	10	11	5	1	7	11	220	52	164	(112)	(68)
Residential mortgages	—	—	(1)	—	(1)	—	—	1	100	(1)	(3)	2	67
Home equity	(4)	(6)	(9)	(9)	(13)	2	33	9	69	(28)	(42)	14	33
Automobile	13	11	6	6	5	2	18	8	160	36	16	20	125
Education	19	13	11	16	17	6	46	2	12	59	50	9	18
Other retail	44	41	32	35	32	3	7	12	38	152	140	12	9
Total retail	72	59	39	48	40	13	22	32	80	218	161	57	35
Total net charge-offs	$88	$74	$49	$59	$45	$14	19%	$43	96%	$270	$325	($55)	(17%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS											FULL YEAR
						4Q22 Change								2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22			4Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.12%	0.11%	0.08%	0.10%	0.08%	1	bps		4	bps		0.10%	0.28%	(18)	bps
Commercial real estate	—	0.01	—	—	(0.24)	(1)			24			—	0.15	(15)	bps
Leases	(0.06)	(0.11)	(0.05)	0.10	1.22	5			(128)			(0.03)	1.06	(109)	bps
Total commercial	0.07	0.07	0.05	0.08	0.03	—			4			0.07	0.27	(20)	bps
Residential mortgages	—	0.01	(0.01)	—	(0.01)	(1)			1			—	(0.01)	1	bps
Home equity	(0.12)	(0.17)	(0.27)	(0.32)	(0.41)	5			29			(0.22)	(0.35)	13	bps
Automobile	0.42	0.31	0.16	0.18	0.13	11			29			0.26	0.12	14	bps
Education	0.59	0.38	0.34	0.49	0.51	21			8			0.45	0.39	6	bps
Other retail	3.21	3.02	2.25	2.61	2.30	19			91			2.77	2.49	28	bps
Total retail	0.39	0.32	0.21	0.28	0.24	7			15			0.30	0.25	5	bps
Total loans and leases	0.22%	0.19%	0.13%	0.19%	0.14%	3	bps		8	bps		0.18%	0.26%	(8)	bps
Memo: Average loans
Commercial and industrial	$52,311	$52,130	$50,517	$44,947	$43,070	$181		—%	$9,241		21%	$50,002	$43,512	$6,490		15%
Commercial real estate	28,735	28,388	27,592	14,066	14,261	347		1	14,474		101	24,746	14,515	10,231		70
Leases	1,422	1,529	1,575	1,560	1,569	(107)		(7)	(147)		(9)	1,521	1,742	(221)		(13)
Total commercial	82,468	82,047	79,684	60,573	58,900	421		1	23,568		40	76,269	59,769	16,500		28
Residential mortgages	29,677	29,327	28,486	23,461	22,047	350		1	7,630		35	27,759	20,636	7,123		35
Home equity	13,869	13,400	12,811	12,124	11,948	469		4	1,921		16	13,057	11,901	1,156		10
Automobile	12,692	13,540	14,172	14,534	13,976	(848)		(6)	(1,284)		(9)	13,729	12,972	757		6
Education	12,929	13,081	13,144	13,034	12,885	(152)		(1)	44		—	13,047	12,666	381		3
Other retail	5,464	5,484	5,557	5,428	5,453	(20)		—	11		—	5,483	5,607	(124)		(2)
Total retail	74,631	74,832	74,170	68,581	66,309	(201)		—	8,322		13	73,075	63,782	9,293		15
Total loans and leases	$157,099	$156,879	$153,854	$129,154	$125,209	$220		—%	$31,890		25%	$149,344	$123,551	$25,793		21%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q22 Change						2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22		4Q21		2022	2021	2021
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,980	$1,964	$1,720	$1,758	$1,855	$16	1%	$125	7%	$1,758	$2,443	($685)	(28%)
Allowance on PCD loans and leases at acquisition:
Commercial	—	—	99	—	—	—	—	—	—	99	—	99	100
Retail	—	—	2	—	—	—	—	—	—	2	—	2	100
Total Allowance on PCD loans and leases at acquisition	—	—	101	—	—	—	—	—	—	101	—	101	100
Charge-offs:
Commercial	21	22	13	14	22	(1)	(5)	(1)	(5)	70	218	(148)	(68)
Retail	105	94	78	87	78	11	12	27	35	364	321	43	13
Total charge-offs	126	116	91	101	100	10	9	26	26	434	539	(105)	(19)
Recoveries:
Commercial	5	7	3	3	17	(2)	(29)	(12)	(71)	18	54	(36)	(67)
Retail	33	35	39	39	38	(2)	(6)	(5)	(13)	146	160	(14)	(9)
Total recoveries	38	42	42	42	55	(4)	(10)	(17)	(31)	164	214	(50)	(23)
Net charge-offs	88	74	49	59	45	14	19	43	96	270	325	(55)	(17)
Provision (benefit) for loan and lease losses:
Commercial	46	58	120	(32)	(41)	(12)	(21)	87	NM	192	(248)	440	NM
Retail	45	32	72	53	(11)	13	41	56	NM	202	(112)	314	NM
Total provision (benefit) for loan and lease losses	91	90	192	21	(52)	1	1	143	NM	394	(360)	754	NM
Allowance for loan and lease losses - ending	$1,983	$1,980	$1,964	$1,720	$1,758	$3	—%	$225	13%	$1,983	$1,758	$225	13%

Allowance for unfunded lending commitments - beginning	$216	$183	$158	$176	$149	$33	18%	$67	45%	$176	$227	($51)	(22%)
Allowance on PCD unfunded lending commitments at acquisition	—	—	1	—	—	—	—%	—	—	1	—	1	100
Provision (benefit) for unfunded lending commitments	41	33	24	(18)	27	8	24%	14	52	80	(51)	131	NM
Allowance for unfunded lending commitments - ending	$257	$216	$183	$158	$176	$41	19%	$81	46	$257	$176	$81	46
Total allowance for credit losses - ending	$2,240	$2,196	$2,147	$1,878	$1,934	$44	2%	$306	16%	$2,240	$1,934	$306	16%

Memo: Total allowance for credit losses by product
Commercial	$1,267	$1,202	$1,153	$925	$974	$65	5%	$293	30%	$1,267	$974	$293	30%
Retail	973	994	994	953	960	(21)	(2)	13	1	973	960	13	1
Total allowance for credit losses	$2,240	$2,196	$2,147	$1,878	$1,934	$44	2%	$306	16%	$2,240	$1,934	$306	16%

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FULL YEAR
						DECEMBER 31, 2022 CHANGE						2022 Change
	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2022		December 31, 2021		2022	2021	2021
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,574	$18,304	$17,946	$15,643	$15,656	$270	1%	$2,918	19%
Tier 1 capital	20,588	20,318	19,960	17,657	17,670	270	1	2,918	17
Total capital	23,755	23,516	23,184	20,301	20,244	239	1	3,511	17
Risk-weighted assets	185,224	187,201	187,727	161,859	158,831	(1,977)	(1)	26,393	17
Adjusted average assets[1]	220,779	220,076	215,727	183,089	181,800	703	—	38,979	21
CET1 capital ratio	10.0%	9.8%	9.6%	9.7%	9.9%
Tier 1 capital ratio	11.1	10.9	10.6	10.9	11.1
Total capital ratio	12.8	12.6	12.3	12.5	12.7
Tier 1 leverage ratio	9.3	9.2	9.3	9.6	9.7
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,676	$21,132	$22,314	$20,060	$21,406	$544	3%	$270	1%	$21,676	$21,406	$270	1%
Less: Goodwill	8,173	8,160	8,081	7,232	7,116	13	—	1,057	15	8,173	7,116	1,057	15
Less: Other intangible assets	197	199	211	115	64	(2)	(1)	133	208	197	64	133	208
Add: Deferred tax liabilities[2]	422	424	422	387	383	(2)	—	39	10	422	383	39	10
Total tangible common equity	$13,728	$13,197	$14,444	$13,100	$14,609	$531	4%	($881)	(6%)	$13,728	$14,609	($881)	(6%)
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$21,276	$22,246	$22,383	$20,981	$21,320	($970)	(4%)	($44)	—%	$21,724	$21,025	$699	3%
Less: Goodwill	8,171	8,131	8,015	7,156	7,092	40	—	1,079	15	7,872	7,062	810	11
Less: Other intangible assets	199	228	213	80	56	(29)	(13)	143	NM	181	54	127	235
Add: Deferred tax liabilities[2]	424	424	416	383	383	—	—	41	11	413	381	32	8
Total tangible common equity	$13,330	$14,311	$14,571	$14,128	$14,555	($981)	(7%)	($1,225)	(8%)	$14,084	$14,290	($206)	(1%)
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,173	$8,160	$8,081	$7,232	$7,116	$13	—%	$1,057	15%	$8,173	$7,116	$1,057	15%
Other intangible assets	197	199	211	115	64	(2)	(1)	133	208	197	64	133	208
Total intangible assets	$8,370	$8,359	$8,292	$7,347	$7,180	$11	—%	$1,190	17%	$8,370	$7,180	$1,190	17%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance, increase comparability of period-to-period results, and are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR
							4Q22 Change						2022 Change
		4Q22	3Q22	2Q22	1Q22	4Q21	3Q22		4Q21		2022	2021	2021
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$505	$512	$494	$498	$594	($7)	(1%)	($89)	(15%)	$2,009	$2,135	($126)	(6%)
Less: Notable items		—	—	(31)	—	—	—	—	—	—	(31)	—	(31)	(100)
Noninterest income, Underlying (non-GAAP)	B	$505	$512	$525	$498	$594	($7)	(1%)	($89)	(15%)	$2,040	$2,135	($95)	(4%)
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,200	$2,177	$1,999	$1,645	$1,720	$23	1%	$480	28%	$8,021	$6,647	$1,374	21%
Less: Notable items		—	—	(31)	—	—	—	—	—	—	(31)	—	(31)	(100)
Total revenue, Underlying (non-GAAP)	D	$2,200	$2,177	$2,030	$1,645	$1,720	$23	1%	$480	28%	$8,052	$6,647	$1,405	21%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,240	$1,241	$1,305	$1,106	$1,061	($1)	—%	$179	17%	$4,892	$4,081	$811	20%
Less: Notable items		43	46	125	48	51	(3)	(7)	(8)	(16)	262	105	157	150
Noninterest expense, Underlying (non-GAAP)	F	$1,197	$1,195	$1,180	$1,058	$1,010	$2	—%	$187	19%	$4,630	$3,976	$654	16%
Pre-provision profit:
Total revenue (GAAP)	C	$2,200	$2,177	$1,999	$1,645	$1,720	$23	1%	$480	28%	$8,021	$6,647	$1,374	21%
Less: Noninterest expense (GAAP)	E	1,240	1,241	1,305	1,106	1,061	(1)	—	179	17	4,892	4,081	811	20
Pre-provision profit (GAAP)		$960	$936	$694	$539	$659	$24	3%	$301	46%	$3,129	$2,566	$563	22%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,200	$2,177	$2,030	$1,645	$1,720	$23	1%	$480	28%	$8,052	$6,647	$1,405	21%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,197	1,195	1,180	1,058	1,010	2	—	187	19	4,630	3,976	654	16
Pre-provision profit, Underlying (non-GAAP)		$1,003	$982	$850	$587	$710	$21	2%	$293	41%	$3,422	$2,671	$751	28%
Provision (benefit) for credit losses, Underlying:
Provision (benefit) for credit losses (GAAP)		$132	$123	$216	$3	($25)	$9	7%	$157	NM	$474	($411)	$885	NM
Less: Notable items		—	—	145	24	—	—	—	—	—	169	—	169	100
Provision (benefit) for credit losses, Underlying (non-GAAP)		$132	$123	$71	($21)	($25)	$9	7%	$157	NM	$305	($411)	$716	NM
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$828	$813	$478	$536	$684	$15	2%	$144	21%	$2,655	$2,977	($322)	(11%)
Less: Expense before income tax benefit related to notable items		(43)	(46)	(301)	(72)	(51)	3	7	8	16	(462)	(105)	(357)	NM
Income before income tax expense, Underlying (non-GAAP)	H	$871	$859	$779	$608	$735	$12	1%	$136	19%	$3,117	$3,082	$35	1%
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$175	$177	$114	$116	$154	($2)	(1%)	$21	14%	$582	$658	($76)	(12%)
Less: Income tax benefit related to notable items		(11)	(13)	(70)	(16)	(12)	2	15	1	8	(110)	(27)	(83)	NM
Income tax expense, Underlying (non-GAAP)	J	$186	$190	$184	$132	$166	($4)	(2%)	$20	12%	$692	$685	$7	1%
Net income, Underlying:
Net income (GAAP)	K	$653	$636	$364	$420	$530	$17	3%	$123	23%	$2,073	$2,319	($246)	(11%)
Add: Notable items, net of income tax benefit		32	33	231	56	39	(1)	(3)	(7)	(18)	352	78	274	NM
Net income, Underlying (non-GAAP)	L	$685	$669	$595	$476	$569	$16	2%	$116	20%	$2,425	$2,397	$28	1%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$621	$611	$332	$396	$498	$10	2%	$123	25%	$1,960	$2,206	($246)	(11%)
Add: Notable items, net of income tax benefit		32	33	231	56	39	(1)	(3)	(7)	(18)	352	78	274	NM
Net income available to common stockholders, Underlying (non-GAAP)	N	$653	$644	$563	$452	$537	$9	1%	$116	22%	$2,312	$2,284	$28	1%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q22 Change								2022 Change
		4Q22	3Q22	2Q22	1Q22	4Q21	3Q22			4Q21			2022	2021	2021
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,200	$2,177	$1,999	$1,645	$1,720	$23		1.05%	$480		27.98%	$8,021	$6,647	$1,374		20.68%
Less: Noninterest expense (GAAP)	E	1,240	1,241	1,305	1,106	1,061	(1)		(0.12)	179		16.93	4,892	4,081	811		19.88
Operating leverage									1.17%			11.05%					0.80%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,200	$2,177	$2,030	$1,645	$1,720	$23		1.05%	$480		27.98%	$8,052	$6,647	$1,405		21.15%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,197	1,195	1,180	1,058	1,010	2		0.16	187		18.63	4,630	3,976	654		16.46
Operating leverage, Underlying (non-GAAP)									0.89%			9.35%					4.69%
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	56.36%	57.02%	65.27%	67.23%	61.68%	(66)	bps		(532)	bps		60.99%	61.40%	(41)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	54.42	54.90	58.16	64.28	58.71	(48)	bps		(429)	bps		57.51	59.82	(231)	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	22.92%	23.54%	24.72%	30.26%	34.50%	(62)	bps		(1,158)	bps		25.04%	32.11%	(707)	bps
Noninterest income as a % of total revenue, Underlying	B/D	22.92	23.54	25.88	30.26	34.50	(62)	bps		(1,158)	bps		25.33	32.11	(678)	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	21.16%	21.80%	23.77%	21.70%	22.40%	(64)	bps		(124)	bps		21.93%	22.10%	(17)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	21.37	22.00	23.69	21.70	22.61	(63)	bps		(124)	bps		22.19	22.21	(2)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$21,276	$22,246	$22,383	$20,981	$21,320	($970)		(4%)	($44)		—%	$21,724	$21,025	$699		3%
Return on average common equity	M/O	11.56%	10.91%	5.95%	7.65%	9.26%	65	bps		230	bps		9.02%	10.49%	(147)	bps
Return on average common equity, Underlying (non-GAAP)	N/O	12.15	11.52	10.06	8.75	9.97	63	bps		218	bps		10.64	10.86	(22)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$21,276	$22,246	$22,383	$20,981	$21,320	($970)		(4%)	($44)		—%	$21,724	$21,025	$699		3%
Less: Average goodwill (GAAP)		8,171	8,131	8,015	7,156	7,092	40		—	1,079		15	7,872	7,062	810		11
Less: Average other intangibles (GAAP)		199	228	213	80	56	(29)		(13)	143		NM	181	54	127		235
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		424	424	416	383	383	—		—	41		11	413	381	32		8
Average tangible common equity	P	$13,330	$14,311	$14,571	$14,128	$14,555	($981)		(7%)	($1,225)		(8%)	$14,084	$14,290	($206)		(1%)
Return on average tangible common equity	M/P	18.46%	16.96%	9.13%	11.36%	13.57%	150	bps		489	bps		13.91%	15.44%	(153)	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	19.40	17.91	15.45	12.99	14.61	149	bps		479	bps		16.41	15.98	43	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$224,970	$225,473	$220,967	$188,317	$187,228	($503)		—%	$37,742		20%	$215,061	$185,106	$29,955		16%
Return on average total assets	K/Q	1.15%	1.12%	0.66%	0.90%	1.12%	3	bps		3	bps		0.96%	1.25%	(29)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	1.21	1.18	1.08	1.03	1.20	3	bps		1	bps		1.13	1.30	(17)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q22 Change								2022 Change
		4Q22	3Q22	2Q22	1Q22	4Q21	3Q22			4Q21			2022	2021	2021
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$224,970	$225,473	$220,967	$188,317	$187,228	($503)		—%	$37,742		20%	$215,061	$185,106	$29,955		16%
Less: Average goodwill (GAAP)		8,171	8,131	8,015	7,156	7,092	40		—	1,079		15	7,872	7,062	810		11
Less: Average other intangibles (GAAP)		199	228	213	80	56	(29)		(13)	143		NM	181	54	127		235
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		424	424	416	383	383	—		—	41		11	413	381	32		8
Average tangible assets	R	$217,024	$217,538	$213,155	$181,464	$180,463	($514)		—%	$36,561		20%	$207,421	$178,371	$29,050		16%
Return on average total tangible assets	K/R	1.19%	1.16%	0.69%	0.94%	1.17%	3	bps		2	bps		1.00%	1.30%	(30)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	1.25	1.22	1.12	1.06	1.25	3	bps		—	bps		1.17	1.34	(17)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	492,282,158	495,843,793	495,650,259	423,031,985	422,137,197	(3,561,635)		(1%)	70,144,961		17%	492,282,158	422,137,197	70,144,961		17%
Common stockholders' equity (GAAP)		$21,676	$21,132	$22,314	$20,060	$21,406	$544		3	$270		1	$21,676	$21,406	$270		1
Less: Goodwill (GAAP)		8,173	8,160	8,081	7,232	7,116	13		—	1,057		15	8,173	7,116	1,057		15
Less: Other intangible assets (GAAP)		197	199	211	115	64	(2)		(1)	133		208	197	64	133		208
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	424	422	387	383	(2)		—	39		10	422	383	39		10
Tangible common equity	T	$13,728	$13,197	$14,444	$13,100	$14,609	$531		4%	($881)		(6%)	$13,728	$14,609	($881)		(6%)
Tangible book value per common share	T/S	$27.88	$26.62	$29.14	$30.97	$34.61	$1.26		5%	($6.73)		(19%)	$27.88	$34.61	($6.73)		(19%)
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	493,293,981	495,651,083	491,497,026	422,401,747	424,697,880	(2,357,102)		—%	68,596,101		16%	475,959,815	425,669,451	50,290,365		12%
Average common shares outstanding - diluted (GAAP)	V	495,478,398	497,477,501	493,296,114	424,670,871	426,868,106	(1,999,103)		—	68,610,292		16	477,803,142	427,435,818	50,367,325		12
Net income per average common share - basic (GAAP)	M/U	$1.26	$1.23	$0.68	$0.94	$1.17	$0.03		2	$0.09		8	$4.12	$5.18	($1.06)		(20)
Net income per average common share - diluted (GAAP)	M/V	1.25	1.23	0.67	0.93	1.17	0.02		2	0.08		7	4.10	5.16	(1.06)		(21)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	1.32	1.30	1.14	1.07	1.26	0.02		2	0.06		5	4.86	5.37	(0.51)		(9)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	1.32	1.30	1.14	1.07	1.26	0.02		2	0.06		5	4.84	5.34	(0.50)		(9)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.39	$0.39	$0.39	$—		—%	$0.03		8%	$1.62	$1.56	$0.06		4%
Dividend payout ratio	W/(M/U)	33%	34%	57%	41%	33%	(100) bps			— bps			39%	30%	900 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	32	32	34	36	31	— bps			100 bps			33	29	400 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q22 Change						2022 Change
	4Q22	3Q22	2Q22	1Q22	4Q21	3Q22		4Q21		2022	2021	2021
						$	%	$	%			$/bps	%
Other income, Underlying:
Other income (GAAP)	$36	$34	($12)	$24	$32	$2	6	$4	13%	$82	$89	($7)	(8%)
Less: Notable items	—	—	(31)	—	—	—	—	—	—	(31)	—	(31)	(100)
Other income, Underlying (non-GAAP)	$36	$34	$19	$24	$32	$2	6	$4	13%	$113	$89	$24	27%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$633	$639	$683	$594	$551	($6)	(1%)	$82	15%	$2,549	$2,132	$417	20%
Less: Notable items	15	17	72	6	5	(2)	(12)	10	200	110	(8)	118	NM
Salaries and employee benefits, Underlying (non-GAAP)	$618	$622	$611	$588	$546	($4)	(1%)	$72	13%	$2,439	$2,140	$299	14%
Equipment and software, Underlying:
Equipment and software (GAAP)	$170	$159	$169	$150	$146	$11	7%	$24	16%	$648	$610	$38	6%
Less: Notable items	2	—	6	2	2	2	100	—	—	10	17	(7)	(41)
Equipment and software, Underlying (non-GAAP)	$168	$159	$163	$148	$144	$9	6%	$24	17%	$638	$593	$45	8%
Outside services, Underlying:
Outside services (GAAP)	$170	$172	$189	$169	$175	($2)	(1%)	($5)	(3%)	$700	$595	$105	18%
Less: Notable items	17	20	41	35	37	(3)	(15)	(20)	(54)	113	60	53	88
Outside services, Underlying (non-GAAP)	$153	$152	$148	$134	$138	$1	1%	$15	11%	$587	$535	$52	10%
Occupancy, Underlying:
Occupancy (GAAP)	$110	$106	$111	$83	$86	$4	4%	$24	28%	$410	$333	$77	23%
Less: Notable items	2	2	1	—	5	—	—	(3)	(60)	5	18	(13)	(72)
Occupancy, Underlying (non-GAAP)	$108	$104	$110	$83	$81	$4	4%	$27	33%	$405	$315	$90	29%
Other operating expense, Underlying:
Other operating expense (GAAP)	$157	$165	$153	$110	$103	($8)	(5%)	$54	52%	$585	$411	$174	42%
Less: Notable items	7	7	5	5	2	—	—	5	250	24	18	6	33
Other operating expense, Underlying (non-GAAP)	$150	$158	$148	$105	$101	($8)	(5%)	$49	49%	$561	$393	$168	43%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		FOURTH QUARTER 2022				THIRD QUARTER 2022				SECOND QUARTER 2022
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$315	$358	($20)	$653	$319	$334	($17)	$636	$265	$341	($242)	$364
Less: Preferred stock dividends		—	—	32	32	—	—	25	25	—	—	32	32
Net income (loss) available to common stockholders	B	$315	$358	($52)	$621	$319	$334	($42)	$611	$265	$341	($274)	$332
Return on average total tangible assets:
Average total assets (GAAP)		$88,440	$79,591	$56,939	$224,970	$89,560	$80,067	$55,846	$225,473	$88,881	$78,638	$53,448	$220,967
Less: Average goodwill (GAAP)		491	804	6,876	8,171	454	801	6,876	8,131	445	731	6,839	8,015
Average other intangibles (GAAP)		121	46	32	199	106	38	84	228	74	16	123	213
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		7	4	413	424	6	3	415	424	6	1	409	416
Average tangible assets	C	$87,835	$78,745	$50,444	$217,024	$89,006	$79,231	$49,301	$217,538	$88,368	$77,892	$46,895	$213,155
Return on average total tangible assets	A/C	1.42%	1.80%	NM	1.19%	1.43%	1.68%	NM	1.16%	1.20%	1.75%	NM	0.69%
Efficiency ratio:
Noninterest expense (GAAP)	D	$863	$318	$59	$1,240	$863	$325	$53	$1,241	$881	$308	$116	$1,305
Net interest income (GAAP)		1,106	594	(5)	1,695	1,085	559	21	1,665	995	534	(24)	1,505
Noninterest income (GAAP)		256	198	51	505	270	213	29	512	280	221	(7)	494
Total revenue (GAAP)	E	$1,362	$792	$46	$2,200	$1,355	$772	$50	$2,177	$1,275	$755	($31)	$1,999
Efficiency ratio	D/E	63.38%	40.18%	NM	56.36%	63.76%	42.04%	NM	57.02%	69.06%	40.78%	NM	65.27%

		FIRST QUARTER 2022				FOURTH QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$209	$271	($60)	$420	$279	$336	($85)	$530
Less: Preferred stock dividends		—	—	24	24	—	—	32	32
Net income (loss) available to common stockholders	B	$209	$271	($84)	$396	$279	$336	($117)	$498
Return on average total tangible assets:
Average total assets (GAAP)		$77,551	$61,118	$49,648	$188,317	$76,077	$58,501	$52,650	$187,228
Less: Average goodwill (GAAP)		160	120	6,876	7,156	122	94	6,876	7,092
Average other intangibles (GAAP)		51	18	11	80	32	11	13	56
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		5	1	377	383	4	1	378	383
Average tangible assets	C	$77,345	$60,981	$43,138	$181,464	$75,927	$58,397	$46,139	$180,463
Return on average total tangible assets	A/C	1.10%	1.81%	NM	0.94%	1.46%	2.28%	NM	1.17%
Efficiency ratio:
Noninterest expense (GAAP)	D	$784	$272	$50	$1,106	$737	$294	$30	$1,061
Net interest income (GAAP)		857	416	(126)	1,147	883	438	(195)	1,126
Noninterest income (GAAP)		257	213	28	498	274	293	27	594
Total revenue (GAAP)	E	$1,114	$629	($98)	$1,645	$1,157	$731	($168)	$1,720
Efficiency ratio	D/E	70.38%	43.32%	NM	67.23%	63.68%	40.16%	NM	61.68%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FULL YEAR
		2022				2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$1,108	$1,304	($339)	$2,073	$1,203	$1,086	$30	$2,319
Less: Preferred stock dividends		—	—	113	113	—	—	113	113
Net income (loss) available to common stockholders	B	$1,108	$1,304	($452)	$1,960	$1,203	$1,086	($83)	$2,206
Return on average total tangible assets:
Average total assets (GAAP)		$86,147	$74,919	$53,995	$215,061	$75,509	$57,617	$51,980	$185,106
Less: Average goodwill (GAAP)		388	616	6,868	7,872	122	64	6,876	7,062
Average other intangibles (GAAP)		88	30	63	181	35	6	13	54
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		6	2	405	413	4	1	376	381
Average tangible assets	C	$85,677	$74,275	$47,469	$207,421	$75,356	$57,548	$45,467	$178,371
Return on average total tangible assets	A/C	1.29%	1.76%	NM	1.00%	1.60%	1.89%	NM	1.30%
Efficiency ratio:
Noninterest expense (GAAP)	D	$3,391	$1,223	$278	$4,892	$2,987	$973	$121	$4,081
Net interest income (GAAP)		4,043	2,103	(134)	6,012	3,562	1,706	(756)	4,512
Noninterest income (GAAP)		1,063	845	101	2,009	1,223	809	103	2,135
Total revenue (GAAP)	E	$5,106	$2,948	($33)	$8,021	$4,785	$2,515	($653)	$6,647
Efficiency ratio	D/E	66.42%	41.50%	NM	60.99%	62.42%	38.68%	NM	61.40%